BUSINESS, BASIS OF PRESENTATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES	12 Months Ended
Dec. 31, 2020
Organization, Consolidation and Presentation of Financial Statements [Abstract]
BUSINESS, BASIS OF PRESENTATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES	BUSINESS, BASIS OF PRESENTATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (AS RESTATED)
Business

Digital Media Solutions, Inc. (“DMS Inc.”) is a digital performance marketing company offering a diversified lead and software delivery platform that drives high value and high intent leads to its customers. As used in this Annual Report, the “Company” refers to DMS Inc. and its consolidated subsidiaries, (including its wholly-owned subsidiary, CEP V DMS US Blocker Company, a Delaware corporation (“Blocker”)). The Company is headquartered in Clearwater, Florida, with satellite offices throughout the United States and Canada. The Company primarily operates and derives most of its revenues in the United States.
Leo Holdings Corp. (“Leo”) a special purpose acquisition company, was incorporated on November 29, 2017 as a Cayman Islands exempted company for the purpose of effecting a merger, capital stock exchange, asset acquisition, stock purchase, reorganization or similar business combination involving the Company and one or more businesses. On July 15, 2020, Leo consummated a transaction structured similar to a reverse recapitalization (the “Business Combination”) and domesticated as a corporation incorporated in the state of Delaware. At the closing of the Business Combination (the “Closing”), Leo acquired the equity in Blocker and a portion of the equity of Digital Media Solutions Holding, LLC (“DMSH”) Blocker became the sole managing member of DMSH, and Leo was renamed Digital Media Solutions, Inc.
The Business Combination was structured as a reverse recapitalization. The historical operations of DMSH are deemed to be those of the Company. Thus, the financial statements included in this Annual Report reflect (i) the historical operating results of DMSH prior to the Business Combination; (ii) the combined results of the Company following the Business Combination; (iii) the assets and liabilities of Leo at historical cost; and (iv) the Company’s equity and earnings (loss) per share for all periods presented. Refer to Note 2. Business Combination for additional discussion related to the transaction.

The Company operates as a performance marketing engine for companies across numerous industries, including consumer finance (mortgage), education (split between non-profit and for-profit), automotive (aftermarket auto warranty, auto insurance), insurance (health, homeowners), home services (home security), brand performance (consumer products), gig, health and wellness, and career (job pursuit). Through its agency business, DMS provides access and control over the advertising spend of clients, and also offers marketing automation software as a service (SaaS) to clients.

The Company has organized its operations into three reportable segments. The Brand Direct reportable segment consists of services delivered against an advertiser’s brand, while the Marketplace reportable segment is made up of services delivered directly against the DMS brand. In the Other reportable segment, services offered by DMS include software services, and digital media services that are managed on behalf of the customer (i.e., Managed services).

Restatement of Previously Issued Financial Statements

On April 12, 2021, the Acting Director of the Division of Corporation Finance and Acting Chief Accountant of the Securities and Exchange Commission together issued a statement regarding the accounting and reporting considerations for warrants issued by special purpose acquisition companies entitled “Staff Statement on Accounting and Reporting Considerations for Warrants Issued by Special Purpose Acquisition Companies (“SPACs”)” (the “SEC Staff Statement”). Specifically, the SEC Staff Statement focused in part on provisions in warrant agreements that provide for potential changes to the settlement amounts dependent upon the characteristics of the warrant holder, and because the holder of a warrant is not an input into the pricing of a fixed-for-fixed option on equity shares, such provision would preclude the warrant from being classified in equity and thus the warrant should be classified as a liability. As a result of the SEC Staff Statement, the Company reevaluated the accounting treatment of the Company’s Warrants issued in connection with the Business Combination Agreement, dated April 23, 2020, as amended on July 2, 2020 (the “Business Combination”) and recorded in equity in the Company’s consolidated balance sheet as a result of the Business Combination occurring on July 15, 2020. Because the Company’s Private Placement Warrants contain provisions whereby the settlement amount varies depending upon the characteristics of the warrant holder, the Private Placement Warrants should have been recorded at fair value as a liability in the Company’s consolidated balance sheet. There was no change to the Company’s Public Warrants as a result of the SEC Staff Statement and the Company’s reevaluation, and therefore the Public Warrants continue to be classified in equity.

Accordingly, due to this restatement, the Private Placement Warrants are now classified as a liability at fair value on the Company’s consolidated balance sheet at December 31, 2020, as well as of the date of the Business Combination, and the change in the fair value of such liability in each period is recognized as a gain or loss in the Company’s consolidated statements of earnings (loss) and comprehensive income (loss).

The Warrants continue to be deemed equity instruments for income tax purposes, and accordingly, there is no tax accounting relating to changes in the fair value of the Private Placement Warrants recognized for book purposes.
As a result of classifying the Private Placement Warrants as liabilities, a portion of our transaction issuance costs that were previously included in equity were allocated to the Private Placement Warrants and recorded as general and administrative expenses.
The impact of this correction for the financial statement line items impacted as of and for the year ended December 31, 2020, is as follows (in millions, except per share data):

	Twelve Months Ended December 31, 2020
	As Reported	Restatement Impact	As Restated
Consolidated Statements of Earnings (Loss):
General and administrative expenses	$29,620	$400	$30,020
Income (loss) from operations	$12,351	$400	$11,951
Change in fair value of warrant liabilities	$—	$8,840	$8,840
Income (loss) before income taxes	$(1,389)	$(9,240)	$(10,629)
Net income (loss)	$(4,474)	$(9,240)	$(13,714)
Net income (loss) attributable to non-controlling interest	$(2,222)	$(2,796)	$(5,018)
Net income (loss) attributable to Digital Media Solutions, Inc.	$(2,252)	$(6,444)	$(8,696)

Earnings (loss) per share:
Basic and diluted	$(0.07)	$(0.16)	$(0.23)
Weighted-average shares outstanding - basic and diluted	32,335	32,335	32,335

	December 31, 2020
	As Reported	Restatement Impact	As Restated
Consolidated Balance Sheets:
Private Placement Warrant liabilities	$—	$22,080	$22,080
Total liabilities	$276,025	$22,080	$298,105

Additional paid-in-capital	$(40,901)	$(7,126)	$(48,027)
Retained earnings	$1,953	$(5,099)	$(3,146)
Total stockholders' deficit	$(38,942)	$(12,225)	$(51,167)
Non-controlling interest	$(34,663)	$(9,855)	$(44,518)
Total deficit	$(73,605)	$(22,080)	$(95,685)
This error had no impact on the statement of cash flows for the year ended December 31, 2020, other than to reflect an adjustment to net income (loss) and a corresponding adjustment for the (gain) loss on the change in fair value of Private Placement Warrants and transaction related costs of $400 thousand associated with the issuance of the Private Placement Warrants within operating cash flows, resulting in no net impact to cash flows from operations.
Basis of Presentation
These consolidated financial statements have been prepared in accordance with generally accepted accounting principles in the United States (“GAAP”) and applicable rules and regulations of the SEC.
Principles of Consolidation
The Company consists of DMS Inc. and its wholly-owned subsidiary, Blocker. Pursuant to the Business Combination, DMS Inc. acquired, directly and through its acquisition of the equity of Blocker, approximately 55.5% of the membership interest in DMSH, while the Sellers (as defined in Note 2. Business Combination) retained approximately 44.5% of the membership interest in DMSH (“non-controlling interests”).
The Company consolidates the assets, liabilities and operating results of DMSH and its wholly-owned subsidiaries. All intercompany transactions and balances have been eliminated in consolidation.
The results of operations attributable to the non-controlling interests are included in the Company’s consolidated statements of operations, and the non-controlling interests are reported as a separate component of equity.
Use of Estimates
The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the amounts reported as separate financial statement line items in the consolidated financial statements. Actual results could differ from those estimates. Management regularly makes estimates and assumptions that are inherent in the preparation of the consolidated financial statements including, but not limited to, the fair value of private placement warrants, the allowance for doubtful accounts, stock-based compensation, fair value of net assets acquired in business combinations, loss contingencies, asset impairments, deferred taxes and amounts associated with the Tax Receivable Agreement related to the Business Combination.
Revenue recognition
The Company derives revenue primarily from fees earned through the delivery of qualified clicks, leads, inquiries, calls, applications, customers and, to a lesser extent, display advertisements, or impressions. The Company recognizes revenue when the Company transfers promised goods or services to clients in an amount that reflects the consideration to which the Company expects to be entitled in exchange for those goods or services. The Company recognizes revenue pursuant to the five-step framework contained in ASC 606, Revenue from Contracts with Customers: (i) identify the contract with a client; (ii) identify the performance obligations in the contract, including whether they are distinct in the context of the contract; (iii) determine the transaction price, including the constraint on variable consideration; (iv) allocate the transaction price to the performance obligations in the contract; and (v) recognize revenue when (or as) the Company satisfies the performance obligations.

As part of determining whether a contract exists, probability of collection is assessed on a client-by-client basis at the outset of the contract. Clients are subjected to a credit review process that evaluates the clients’ financial position and the ability and intention to pay. If it is determined from the outset of an arrangement that the client does not have the ability or intention to pay, the Company will conclude that a contract does not exist and will continuously reassess its evaluation until the Company is able to conclude that a contract does exist.

Generally, the Company’s contracts specify the period of time as one month, but in some instances the term may be longer. However, for most of the Company’s contracts with clients, either party can terminate the contract at any time without penalty. Consequently, enforceable rights and obligations only exist on a day-to-day basis, resulting in individual daily contracts during the specified term of the contract or until one party terminates the contract prior to the end of the specified term.
The Company has assessed the services promised in its contracts with clients and has identified one performance obligation, which is a series of distinct services. Depending on the client’s needs, these services consist of a specified number or an unlimited number of clicks, leads, calls, applications, customers, etc. (hereafter collectively referred to as “marketing results”) to be delivered over a period of time. The Company satisfies these performance obligations over time as the services are provided. The Company does not promise to provide any other significant goods or services to its clients.

Transaction price is measured based on the consideration that the Company expects to receive from a contract with a client. The Company’s contracts with clients contain variable consideration as the price for an individual marketing result varies on a day-to-day basis depending on the market-driven amount a client has committed to pay. However, because the Company ensures the stated period of its contracts does not generally span multiple reporting periods, the contractual amount within a period is based on the number of marketing results delivered within the period. Therefore, the transaction price for any given period is fixed and no estimation of variable consideration is required.

If a marketing result delivered to a client does not meet the contractual requirements associated with that marketing result, the Company’s contracts allow for clients to return a marketing result generally within 5-10 days of having received the marketing result. Such returns are factored into the amount billed to the client on a monthly basis and consequently result in a reduction to revenue in the same month the marketing result is delivered. No warranties are offered to the Company’s clients.
The Company does not allocate transaction price as the Company has only one performance obligation and its contracts do not generally span multiple periods. Taxes collected from clients and remitted to governmental authorities are not included in revenue. The Company elected to use the practical expedient which allows the Company to record sales commissions as expense as incurred when the amortization period would have been one year or less.

The Company bills clients monthly in arrears for the marketing results delivered during the preceding month. The Company’s standard payment terms are 30-60 days. Consequently, the Company does not have significant financing components in its arrangements.

Separately from the agreements the Company has with clients, the Company has agreements with Internet search companies, third-party publishers and strategic partners that we engage with to generate targeted marketing results for its clients. The Company receives a fee from its clients and separately pays a fee to the Internet search companies, third-party publishers and strategic partners. Other than certain of its managed services arrangements, the Company is the principal in the transaction. For the transactions where the Company is the principal, the fees paid by its clients are recognized as revenue and the fees paid to its Internet search companies, third-party publishers and strategic partners are included in cost of revenue.
Customer acquisition
The Company’s performance obligation for Customer acquisition contracts is to deliver an unspecified number of potential customers or leads (i.e., number of clicks, emails, calls and applications) to the customer in real-time, on a daily basis as the leads are generated, based on predefined qualifying characteristics specified by our customer. The contracts generally have a one-month term and the Company has an enforceable right to payment for all leads delivered to the customer. The Company’s customers simultaneously receive and consume the benefits provided, as the Company satisfies its performance obligations. The Company recognizes revenue as the performance obligations are satisfied over time.
When there is a delay between the period in which revenue is recognized and when a customer invoice is issued, revenue is recognized and the corresponding amounts are recorded as unbilled revenue (i.e., contract assets) within Accounts receivable, net on the consolidated balance sheets. In line with industry practice, the Company applies the constraint on variable consideration and records revenue based on internally tracked conversions (leads delivered), net of the amount tracked and subsequently confirmed by customers. Substantially all amounts included within the unbilled revenue balance are invoiced to customers within the month directly following the period of service. Historical estimates related to unbilled revenue have not been materially different from actual revenue billed.
Managed services
The Company’s performance obligation for Managed service contracts is to provide continuous service of managing the customer’s media spend for the purpose of generating leads through a third-party supplier of leads, as requested by our customer. Each month of service is distinct, and any variable consideration is allocated to a distinct month. Therefore, revenue is recognized as the performance obligation is satisfied each month and there is no estimation of revenue required at each reporting period for managed services contracts.
The Company enters into agreements with internet search companies, third-party publishers and/or strategic partners to generate customer acquisition services for their Managed service customers. The Company receives a fee from its customers and separately pays a fee to the internet search companies, third-party publishers and/or strategic partners. The third-party supplier is primarily responsible for the performance and deliverable to the customer, and the Company solely arranges for the third-party supplier to provide services to the customer. Therefore, in certain cases, the Company acts as the agent and the net fees earned by the Company are recorded as revenue, with no associated costs of revenue attributable to the Company.
Software services
The Company’s performance obligation for Software services contracts is to provide the customer with continuous, daily access to the Company’s proprietary software. Service provided each month is distinct, and any variable consideration is allocated to a distinct month. Therefore, revenue is recognized as the performance obligations are satisfied each month and there is no estimation of revenue required at each reporting period for Software services contracts.
Cost of revenue
Cost of revenue primarily includes media and related costs, which consist of the cost to acquire traffic through the purchase of impressions, clicks or actions from publishers or third-party intermediaries, such as advertising exchanges, and technology costs that enable media acquisition. These media costs are used primarily to drive user traffic to the Company’s and its clients’ media properties. Cost of revenue additionally consists of indirect costs such as data verification, hosting and fulfillment costs. Cost of revenue is presented exclusive of depreciation and amortization expenses, as well as salaries and related costs.
Cash and cash equivalents
The Company considers highly liquid securities and other investments purchased with an original or remaining maturity of three months or less at the date of the purchase to be cash equivalents. The Company’s cash is primarily held as cash deposits with no cash restrictions at retail and commercial banks.
Accounts receivable, net
Accounts receivables are recorded net of the allowance for doubtful accounts. Management determines the allowance for doubtful accounts based on factors including past write-offs and delinquency trends and current credit conditions. Accounts are written off when management determines that collection is unlikely. As of December 31, 2020 and 2019, the allowance for doubtful accounts was $3.1 million and $0.9 million, respectively, and bad debts expense was $3.0 million and $1.6 million for the years ended December 31, 2020 and 2019, respectively.
Property and equipment, net
Property and equipment are recorded at cost, net of accumulated depreciation and amortization. Property and equipment consist of computer and office equipment, furniture and fixtures and leasehold improvements, which are depreciated on a straight-line basis over the estimated useful lives of the assets.
Management regularly assesses the carrying value of its long-lived assets to be held and used, including property and equipment, for impairment when events or changes in circumstances indicate that their carrying value may not be recoverable. If such events or circumstances are present, a loss is recognized to the extent the carrying value of the asset is in excess of estimated fair value.
Software development costs
Costs for software developed for internal use are capitalized as intangible assets on the Consolidated Balance Sheets during the preliminary stage and post-implementation stages and any initial research and development and maintenance costs are expensed as incurred. Costs incurred in the application development stage are capitalized when the internal use software is placed in service, and amortized over the estimated economic life of the software from the date of implementation.
The capitalization and ongoing assessment of recoverability of development costs require considerable judgment by management with respect to certain external factors, including estimated economic life. Capitalized software development costs are amortized on a straight line basis over 3 years, an estimated useful life.
Goodwill and other intangible assets
As of the acquisition date, the Company measures and recognizes goodwill as the excess of: (a) the aggregate of the fair value of consideration transferred, the fair value of any non-controlling interest in the acquiree (if any), and the acquisition date fair value of the Company’s previously held equity interest in the acquiree (if any), over (b) the fair value of net assets acquired and liabilities assumed. Goodwill acquired in Business Combinations is assigned to the reporting unit that is expected to benefit from the combination as of the acquisition date.
On an annual basis, the Company performs a qualitative assessment of goodwill to determine whether it is necessary to perform a quantitative impairment test or more frequently upon the occurrence of certain triggering events or substantive changes in circumstances. The Company is only required to perform the annual quantitative goodwill impairment test if it is concluded that it is more likely than not that a reporting unit’s fair value is less than its carrying amount.
Finite-lived intangible assets primarily consist of software with related technology, customer relationships, non-competition agreements and brand. These assets are initially capitalized based on fair value, acquisition cost, and fair value, if acquired as part of a business combination. The related costs are subsequently amortized on a straight-line basis over the estimated useful lives of the assets.
The Company tests intangible assets with finite useful lives for impairment when a triggering event occurs, or circumstances change indicating that the fair value of the entity may be below its carrying amount. If no triggering event occurs, further impairment testing is not necessary.
Contingencies
The Company is subject to legal, regulatory and other proceedings and claims that arise in the ordinary course of business. An estimated liability is recorded for those proceedings and claims when the loss from such proceedings and claims becomes probable and reasonably estimable. Outstanding claims are reviewed with internal and external counsel to assess the probability and the estimates of loss, including the possible range of an estimated loss. The risk of loss is reassessed each period and as new information becomes available and liabilities are adjusted as appropriate. The actual cost of resolving a claim may be substantially different from the amount of the liability recorded. Differences between the estimated and actual amounts determined upon ultimate resolution, individually or in the aggregate, are not expected to have a material adverse effect on the consolidated financial position but could possibly be material to the consolidated results of operations or cash flows for any one period.
Business combinations
Under the acquisition method of accounting, the Company recognizes, separately from goodwill, the identifiable assets acquired and liabilities assumed at their estimated acquisition date fair values. The excess of the fair value of purchase consideration over the fair values of these identifiable assets and liabilities is recorded as goodwill.
The Company performs valuations of assets acquired and liabilities assumed and allocates the purchase price to its respective assets and liabilities. Determining the fair value of assets acquired and liabilities assumed requires management to use significant judgment and estimates, including the selection of valuation methodologies, estimates of future revenue, costs and cash flows, discount rates, and selection of comparable companies. Management’s estimates of fair value are based upon assumptions believed to be reasonable, but which are inherently uncertain and unpredictable. As a result, actual results may differ from these estimates. During the measurement period, the Company may record adjustments to acquired assets and assumed liabilities, with corresponding offsets to goodwill. Upon the conclusion of a measurement period, any subsequent adjustments are recorded to earnings.
At the acquisition date, the Company measures the fair values of all assets acquired and liabilities assumed that arise from contractual contingencies. The Company also measures the fair values of all non-contractual contingencies if, as of the acquisition date, it is more likely than not that the contingency will give rise to an asset or a liability.
Acquisition related costs not considered part of the consideration are expensed as incurred.
Contingent consideration
The Company recognizes the fair value of any contingent consideration that is transferred to the seller in a business combination on the date at which control of the acquiree is obtained. Contingent consideration is classified as a liability or as equity on the basis of the definitions of an equity instrument and a financial liability. If the contingent consideration is payable in cash, the Company classifies its contingent consideration as a liability. Contingent consideration payments related to acquisitions are measured at fair value at each reporting period using Level 3 unobservable inputs. The Company’s estimates of fair value are based upon projected cash flow, estimated volatility and other inputs but which are uncertain and involve significant judgments by management. Any changes in the fair value of these contingent consideration payments are included in income from operations in the consolidated statements of operations.
Fair value measurements
Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability (an exit price) in the principal or most advantageous market for the asset or liability in an orderly transaction between market participants at the measurement date. In most cases, the exit price and transaction (or entry) price will be the same at initial recognition. In this case, the fair value of financial instruments approximate fair value.
The fair value hierarchy uses a framework which requires categorizing assets and liabilities into one of three levels based on the inputs used in valuing the asset or liability.
•    Level 1 inputs are unadjusted, quoted market prices in active markets for identical assets or liabilities.
•    Level 2 inputs are observable inputs other than quoted prices included in Level 1, such as quoted prices for similar assets or liabilities in active markets or quoted prices for identical assets or liabilities in inactive markets.
•    Level 3 inputs include unobservable inputs that are supported by little, infrequent or no market activity and reflect management’s own assumptions about inputs used in pricing the asset or liability.
Level 1 provides the most reliable measure of fair value, while Level 3 generally requires significant management judgment. Assets and liabilities are classified in their entirety based on the lowest level of input that is significant to the fair value measurement.
Private Placement Warrants Liabilities
The Company Private Placement Warrants are not redeemable by the Company so long as they are held by Sponsor or its permitted transferees. Sponsor, or its permitted transferees, has the option to exercise the Company Private Placement Warrants on a cashless basis. Except for the forgoing, the Company Private Placement Warrants have terms and provisions that are identical to those of the Company Public Warrants. If the Company Private Placement Warrants are held by holders other than Sponsor or its permitted transferees, the Company Private Placement Warrants will be redeemable by Company and exercisable by the holders on the same basis as the Company Public Warrants. See Note 10. Equity for description of the Public Warrants’ terms.
The Private Placement Warrants meet the definition of a derivative under ASC 815. The Private Placement Warrants are recorded as liabilities on the balance sheet at fair value, with subsequent changes in their respective fair values recognized in the consolidated statement of earnings (loss) at each reporting date. The Company estimates the Private Placement Warrants fair value using a Black-Scholes-Merton option pricing model using a combination of the historical share price volatility of the Company’s and other similar companies’ share prices and the implied volatility of the public warrants, market price and exercise price and the remaining life of the Private Placement Warrants.
Advertising costs
All advertising, promotional and marketing costs are expensed when incurred. Advertising, promotional and marketing costs for the years ended December 31, 2020 and 2019 were $1.2 million and $1.6 million, respectively.
Stock-based compensation
Stock-based compensation is measured using the grant-date fair value of the award of equity instruments, including stock options and restricted stock units (“RSUs”). The expense is recognized over the requisite service period and forfeitures are recognized as incurred.
The fair value of options granted to employees is estimated on the grant date using the Black-Scholes-Merton option valuation model. This valuation model for stock-based compensation expense requires the Company to make assumptions and judgments about the variables used in the calculation, including the expected term (weighted-average period of time that the options granted are expected to be outstanding), the expected volatility in the fair market value of the Company’s common stock, a risk-free interest rate and expected dividends. The Company uses the simplified calculation of expected life as the contractual term for options of 10 years is longer than the Company has been publicly traded. The Company does not have enough historical perspective to estimate its volatility of its publicly traded shares or units. The Company’s common stock began trading on April 20, 2018; no cash dividends have been declared since that time, and we do not anticipate paying cash dividends in the foreseeable future. Expected volatility is based on an average of the historical volatilities of the common stock of several entities with characteristics similar to those of the Company. The risk-free rate is based on the U.S. Treasury yield curve in effect at the time of grant for periods corresponding with the expected life of the option. The Company uses the straight-line method for expense attribution.
Income Taxes
The Company accounts for income taxes using the asset and liability method. Under this method, deferred tax assets and liabilities are recognized for the estimated future tax consequences attributable to differences between the financial statement carrying amounts of existing assets and liabilities and their respective tax bases. In assessing the realizability of deferred tax assets, management considers whether it is more-likely-than-not that the deferred tax assets will be realized. Deferred tax assets and liabilities are calculated by applying existing tax laws and the rates expected to apply to taxable income in the years in which those temporary differences are expected to be recovered or settled. The effect of a change in tax rates on deferred tax assets and liabilities is recognized in the year of the enacted rate change.
The Company accounts for uncertainty in income taxes using a recognition and measurement threshold for tax positions taken or expected to be taken in a tax return, which are subject to examination by federal and state taxing authorities. The tax benefit from an uncertain tax position is recognized when it is more likely than not that the position will be sustained upon examination by taxing authorities based on technical merits of the position. The amount of the tax benefit recognized is the largest amount of the benefit that has a greater than 50% likelihood of being realized upon ultimate settlement. The effective tax rate and the tax basis of assets and liabilities reflect management’s estimates of the ultimate outcome of various tax uncertainties. The Company recognizes penalties and interest related to uncertain tax positions within the provision (benefit) for income taxes line in the accompanying consolidated statements of operations.
DMSH, the Company’s accounting predecessor, is a limited liability company treated as a partnership for U.S. federal income tax purposes and is not subject to entity-level U.S. federal income tax, except with respect to UE, which was acquired in November 2019. Because UE is treated as a corporation for U.S. federal income tax purposes, it is subject to entity-level U.S. federal income tax. As a result of the Business Combination, Blocker’s allocable share of earnings from DMSH are also subject to U.S. federal and state and local income taxes.
Tax Receivable Agreement
In conjunction with the Business Combination, DMS Inc. and Blocker also entered into the Tax Receivable Agreement with the Sellers. Pursuant to the Tax Receivable Agreement, DMS Inc. is required to pay the Sellers (i) 85% of the amount of savings, if any, in U.S. federal, state and local income tax that DMS Inc. and Blocker actually realize as a result of (A) certain existing tax attributes of Blocker acquired in the Business Combination, and (B) increases in Blocker’s allocable share of the tax basis of the assets of DMS and certain other tax benefits related to the payment of the cash consideration pursuant to the Business Combination Agreement and any redemptions or exchanges of DMS Units for cash or Class A Common Stock after the Business Combination and (ii) 100% of certain refunds of pre-Closing taxes of DMSH and Blocker received during a taxable year beginning within two (2) years after the Closing. All such payments to the Sellers are the obligation of DMS Inc., and not that of DMSH. As a result of the Business Combination, the Company recorded a deferred tax asset and income tax receivable of $20.1 million and $199 thousand, respectively, with the offset as a long-term Tax Receivable Agreement liability of $16.3 million and Additional Paid-in Capital of $4.0 million in the consolidated balance sheet.
As of December 31, 2020, the total amount of under the Tax Receivable Agreement was $16.3 million, of which $510 thousand was current and included in Accrued expenses and other current liabilities on the consolidated balance sheet.
Earnings per share
Basic earnings per share of Class A common stock is computed by dividing net income attributable to DMS Inc. by the weighted-average number of shares of Class A common stock outstanding during the period. Diluted earnings per share of Class A common stock is computed by dividing net income attributable to DMS Inc., adjusted for the assumed exchange of all potentially dilutive securities, including the Private Placement Warrants’ fair value adjustments recognized in earnings, by the weighted-average number of shares of Class A common stock outstanding adjusted to give effect to potentially dilutive securities, to the extent their inclusion is dilutive earnings per share.
Prior to the Business Combination, the membership structure of DMSH included units which had profit interests. The Company analyzed the calculation of earnings per unit for periods prior to the Business Combination and determined that it resulted in values that would not be meaningful to the users of these consolidated financial statements. Therefore, earnings per share information has not been presented for the year ended December 31, 2019 and January 1, 2020 through July 15, 2020, the Business Combination date.
New Accounting Standards
Accounting Standards Recently Adopted
In January 2020, the Company adopted FASB ASU 2018-07, “Compensation—Stock Compensation (Topic 718): Improvements to Nonemployee Share-Based Payment Accounting,” which expands the scope of Topic 718 to include share-based payment transactions for acquiring goods and services from non-employees. The adoption of this guidance did not have a material impact on the Company’s consolidated financial statements and related disclosures.
Accounting Standards Not Yet Adopted
The Company qualifies as an “emerging growth company” and thus, has elected to adhere to the extended transition period for complying with new or revised accounting standards under Section 102(b)(1) of the JOBS Act. This election allows the Company to delay the adoption of new or revised accounting standards that have different effective dates for public and private companies until those standards apply to private companies.
In March 2020, the Financial Accounting Standards Board (“FASB”) issued guidance related to reference rate reform, which provides optional expedients and exceptions for applying GAAP to contract modifications, hedging relationships, and other transactions that reference LIBOR and are affected by reference rate reform. The Company adopted the standard effective March 31, 2020 and elected the expedient to prospectively adjust the effective interest rate when LIBOR is replaced. We do not expect this standard to have a material impact on the Company’s consolidated financial statements.
In February 2016, the FASB issued authoritative guidance ASC 842, Lease Accounting, regarding the accounting for leases, and has since issued subsequent updates to the initial guidance. The amended guidance requires the recognition of assets and liabilities for operating leases. The standard was initially effective for annual and interim reporting periods beginning after December 15, 2019. However, in November 2019, the FASB issued amended guidance, which defers for Emerging Growth Companies (“EGC”) the effective date for fiscal years beginning after December 15, 2021, and interim periods within fiscal years beginning after December 15, 2022. The standard must be adopted using a modified retrospective transition. We plan to elect the package of practical expedients permitted under the transition guidance of the new standards, which allows us to not reassess whether any expired or existing contracts contain leases, allows us to carry forward the historical lease classification and permits us to exclude from our assessment initial direct costs for any existing leases. We will also make an accounting policy election to exclude leases with an initial term of twelve months or less from our transition adjustment. We are currently evaluating the impact on our consolidated balance sheets, recognizing assets and related lease liabilities, which may or may not have a material impact on the Company’s Consolidated Financial Statements.

In August 2018, the FASB issued authoritative guidance regarding customer's accounting for implementation costs incurred in a cloud computing arrangement (“CCA”) that is a service contract. These amendments align the requirements for capitalizing implementation costs incurred in a hosting arrangement that is a service contract with the requirements for capitalizing implementation costs incurred to develop or obtain internal-use software (and hosting arrangements that include an internal-use software license). We plan to address which costs should be capitalized, including the cost to acquire the license and the related implementation costs. When we evaluate potential capitalization costs, we will consider external direct costs of materials, third-party service fees to develop the software, costs to obtain software from third-parties, and coding and testing fees directly related to software product. We are permitted to apply either a retrospective or prospective transition approach to adopt this guidance. If the prospective transition is chosen, we will apply the transition requirements to eligible costs incurred after adoption. The guidance is effective for annual periods beginning in 2021 and interim periods in 2022. We are currently evaluating the impact on our consolidated financial statements.

In June 2016, the FASB issued authoritative guidance on accounting for credit losses on financial instruments, including trade receivables, and has since issued subsequent updates to the initial guidance. The amended guidance requires the application of a current expected credit loss model, which measures credit losses based on relevant information about past events, including historical experience, current conditions, and reasonable and supportable forecasts. The guidance requires adoption using a modified retrospective approach and is effective for EGC fiscal years beginning after December 15, 2022, including interim periods within those fiscal years. We are currently evaluating the impact on our consolidated financial statements.